                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          THE JAPAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 10, 1997

Dear Stockholders:

    The Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at 11:30 A.M., New York time, on Thursday, June 5, 1997, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect two Class I directors, (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants and (iii) consider whether to approve a change in the Fund's investment restrictions to allow the Fund to lend portfolio securities. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                             Respectfully,

                                                   [SIGNATURE]
                                             Katsunari Rembutsu
                                             CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT.

                          THE JAPAN EQUITY FUND, INC.

                                EXTREMELY URGENT

                      YOUR IMMEDIATE RESPONSE IS REQUIRED

                                                               April 10, 1997

DEAR SHAREHOLDER:

     With this letter, you should be receiving from your broker, bank or other nominee an accompanying proxy statement and a proxy voting card relating to the Annual Meeting of Stockholders of THE JAPAN EQUITY FUND, INC. (the "Fund"), which is to be held in New York City on June 5, 1997.

     Proposal 1 concerns the election of directors, while Proposal 2 seeks your approval of the Board of Directors' selection of Price Waterhouse LLP as the Fund's independent auditors for this fiscal year.

     Proposals 1 and 2 are considered to be routine matters and, if you do not indicate your vote, your broker, bank or other nominee is generally authorized to vote on your behalf on such routine matters as the election of directors and the selection of independent auditors.

     Proposal 3, however, involves a change in your Fund's investment restrictions to permit the Fund to lend its portfolio securities. As such, this proposal is considered to be non-routine. Consequently, your broker, bank or other nominee is NOT AUTHORIZED to vote on your behalf for Proposal
3. ONLY YOU CAN VOTE ON PROPOSAL 3.

- WHAT IS SECURITIES LENDING?

     IF PROPOSAL 3 IS APPROVED, THE FUND WILL BE ABLE TO LEND CERTAIN SECURITIES FROM ITS PORTFOLIO TO BROKERS AND, IN RETURN, RECEIVE FROM THE BROKER COLLATERAL OF THE SAME VALUE AS THE SECURITIES ON LOAN. THE FUND WOULD RETAIN THE RIGHT TO RECEIVE ANY DIVIDENDS OR STOCK SPLITS THAT MAY OCCUR ON THE LOANED SECURITIES DURING THE TERM OF THE LOAN. ANY CASH COLLATERAL RECEIVED BY THE FUND WOULD BE INVESTED IN SHORT TERM, HIGH QUALITY DEBT SECURITIES, THE INCOME FROM WHICH WOULD INCREASE THE RETURN TO THE FUND.

       THE FUND NOW URGENTLY REQUIRES YOUR VOTE ON PROPOSALS 1, 2 AND 3.

     THE FUND MUST EMPHASIZE THE IMPORTANCE OF YOUR VOTE. If you do not vote by completing and returning the enclosed proxy voting card, it is not likely that your Fund will receive the required number of votes to adopt Proposal 3. If Proposal 3 is consequently rejected, your Fund will not be able to generate potential income from its proposed securities lending program, the income from which may increase your return from your investment in the Fund. The Fund is appealing now to you to cast your vote on this important proposal.

     YOUR VOTE IS IMPORTANT AND IS NOW URGENTLY NEEDED. Your Fund's Board of Directors believes that the proposed change described in Proposal 3 is in the best interests of your Fund because it will enhance the Fund's ability to increase its returns through a stock lending program. The Board recommends that you vote to approve the Proposal 1 nominees and vote to approve both Proposal 2 and Proposal 3.

     PLEASE REGISTER YOUR VOTE FOR PROPOSALS 1, 2 AND 3 ON THE ENCLOSED PROXY VOTING CARD AND RETURN IT TO YOUR BROKER, BANK OR OTHER NOMINEE IMMEDIATELY.

     THANK YOU FOR YOUR PROMPT ATTENTION AND IMMEDIATE ACTION ON THESE EXTREMELY IMPORTANT MATTERS.

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 1997
                            ------------------------

To the Stockholders of
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 5, 1997, at 11:30 A.M., New York time, for the following purposes:

    1. To elect two Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1997.

    3. To approve or disapprove a change in the Fund's investment restrictions to permit the Fund to lend portfolio securities.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,
                                          Lawrence Jacob
                                          SECRETARY

April 10, 1997

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE JAPAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 5, 1997, at 11:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 17, 1997. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE JAPAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,815,688 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1997.

    Management of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1, 2 and 3 of the Notice of Meeting.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as directors of the Fund:

         CLASS I
-------------------------
   Katsunari Rembutsu
    Martin J. Gruber

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2000 or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                   PRESENT OFFICE WITH THE FUND, IF ANY,
                                                            PRINCIPAL OCCUPATION                               SHARES
                                                         OR EMPLOYMENT DURING PAST                          BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
           NAME (AGE) AND ADDRESS                             DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                         PUBLICLY HELD COMPANIES                 SINCE       1997(+)
---------------------------------------------  ----------------------------------------------  -----------  ------------
*          Katsunari Rembutsu (52)             Chairman of the Board of the Fund; Chairman           1994       None
           One Evertrust Plaza                 and President, Daiwa Securities Trust Company,
           Jersey City, New Jersey             since 1994; Chief Executive, Daiwa Europe Bank
           07302                               plc, from 1992 to 1994; Managing Director,
                                               Daiwa Europe Bank, from 1991 to 1992.
           Martin J. Gruber (59)               Chairman of Finance Department and Professor          1992      5,321
           229 South Irving Street             of Finance, Leonard N. Stern School of
           Ridgewood, New Jersey               Business, New York University, since 1965;
           07450                               Director, Cowen Income & Growth Fund Inc.,
                                               since 1986; Director, Cowen Opportunity Fund,
                                               since 1987; Director, Standby Reserve Fund
                                               Inc., since 1985; Director, Standby Tax Exempt
                                               Reserve Fund Inc., since 1986; Trustee, BT
                                               Pyramid Fund, since 1992; Trustee, BT
                                               Leadership

             PERCENT
                OF
              CLASS
---------  ------------
*               --
                **

                                                   PRESENT OFFICE WITH THE FUND, IF ANY,
                                                            PRINCIPAL OCCUPATION                               SHARES
                                                         OR EMPLOYMENT DURING PAST                          BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
           NAME (AGE) AND ADDRESS                             DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                         PUBLICLY HELD COMPANIES                 SINCE       1997(+)
---------------------------------------------  ----------------------------------------------  -----------  ------------
           Martin J. Gruber                    Trust, since 1993; Director, The Taiwan Equity
           (continued)                         Fund, Inc., since 1994; Trustee, T.I.A.A.,
                                               since 1996.

OTHER CURRENT DIRECTORS
           Austin C. Dowling (65)              Director, Office of Finance,                          1992      2,046
           1002E Long Beach Boulevard          Federal Home Loan Bank System, from 1984 to
           North Beach, New Jersey             1991; President,
           08008                               The Financing Corporation (U.S. government
                                               agency), from 1987 to 1991; President, the
                                               Resolution Funding Corporation, from 1989 to
                                               1991; Director, The Thai Capital Fund, Inc.,
                                               since 1990.
           Robert F. Gurnee (69)               Chairman and Chief Executive Officer,                 1992      1,156
           3801 Kennett Pike                   Financial Integrity Group Inc. (bank and
           Building C, Suite 201               financial services consulting firm), since
           Greenville, Delaware                1990; Director, Vestaur Securities Co., since
           19807                               1991; Director, The Thai Capital Fund, Inc.,
                                               since 1990; Director, Cross Country Bank
                                               (Wilmington, DE), since 1996.
*          Harry M. Markowitz (69)             President of the Fund; Director of Research,          1992      1,779
           1010 Turquoise Street               Global Portfolio Research Department, Daiwa
           Suite 245                           Securities Trust Company, since 1990;
           San Diego, California               President of Harry Markowitz Company since
           92109                               1984; Marvin Speiser Distinguished Professor
                                               of Finance and Economics, Baruch College, City
                                               University of New York, from 1982 to 1993;
                                               Director, Health Chem Corporation from 1993 to
                                               1994.

             PERCENT
                OF
              CLASS
---------  ------------
OTHER CUR
                **
                **
*               **

                                                   PRESENT OFFICE WITH THE FUND, IF ANY,
                                                            PRINCIPAL OCCUPATION                               SHARES
                                                         OR EMPLOYMENT DURING PAST                          BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
           NAME (AGE) AND ADDRESS                             DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                         PUBLICLY HELD COMPANIES                 SINCE       1997(+)
---------------------------------------------  ----------------------------------------------  -----------  ------------
           Frederick W. Zuckerman (62)         General Partner, Zuckerman, Firstenberg &             1992       None
           605 Park Avenue                     Associates, LLC, since 1995; Vice President
           Apartment 20-A                      and Treasurer, IBM Corp., from 1993 to 1995;
           New York, New York                  Senior Vice President and Treasurer, RJR
           10021                               Nabisco, Inc., from 1991 to 1993; Financial
                                               Consultant, from 1990 to 1991; Director,
                                               Olympic Financial, Ltd., since 1995; Director,
                                               Northeast Savings Bank, from 1989 to 1995;
                                               Director, The Singapore Fund, Inc., since
                                               1990; Trustee, Meditrust, since 1990;
                                               Director, Northeast Federal Corp., from 1990
                                               to 1995; Director, Anacomp, Inc., since 1990;
                                               Director, System Industries, Inc., from 1983
                                               to 1992; Director, Drexel Burnham Lambert
                                               Group, Inc., from 1990 to 1992; Director, The
                                               Turner Corporation, since 1992; Director, NVR,
                                               Inc., since 1993; Director, Caere Corporation,
                                               since 1995; Director, Designer Holdings, Inc.,
                                               since 1996.

             PERCENT
                OF
              CLASS
---------  ------------
                --

------------------------
(+) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, Daiwa International Capital Management Corp. (the "Investment Manager"), or the Fund's investment adviser, Daiwa Securities Trust Company (the "Investment Adviser"). Both Mr. Rembutsu and Dr. Markowitz are interested persons because of their affiliation with the Fund's Investment Adviser, or because they are officers of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1997.

    The Fund's Board of Directors held four regular meetings and one special meeting during the fiscal year ended October 31, 1996. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling,

Gurnee and Zuckerman and Dr. Gruber. The Audit Committee met twice during the fiscal year ended October 31, 1996. Dr. Gruber attended one meeting of the Audit Committee. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Rembutsu (age 52) has been Chairman of the Board of the Fund since December 1994 (see information provided above).

    Dr. Markowitz (age 69) has been President of the Fund since July 1992 (see information provided above).

    Daniel F. Barry (age 50), Vice President of the Fund since July 1992, was also Treasurer of the Fund from July 1992 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser, Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 52), Secretary of the Fund since July 1992, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 50), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from July 1992 to September 1994 and has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from 1989 to December 1992.

    John J. O'Keefe (age 38), Assistant Treasurer of the Fund since September 1994, has been an Assistant Vice President of DSTC since January 1994 and was a Senior Accountant of DSTC from July 1990 to January 1994.

    Laurence E. Cranch (age 50), Assistant Secretary of the Fund since July 1992, has been a partner in the law firm of Rogers & Wells since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $41,383 during the fiscal year ended October 31, 1996. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration, custodian and advisory fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1996, as well as the total fee compensation paid to each incumbent director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                      TOTAL
                                                  PENSION OR       COMPENSATION
                                                  RETIREMENT      FROM FUND AND
                                  AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                                COMPENSATION      AS PART OF         PAID TO
       NAME OF DIRECTOR           FROM FUND      FUND EXPENSES      DIRECTORS
------------------------------  -------------  -----------------  --------------
Katsunari Rembutsu+               $       0             None        $        0
Harry M. Markowitz+                       0             None                 0
Austin C. Dowling*                    9,950             None            20,500
Martin J. Gruber*                     9,350             None            18,550
Robert F. Gurnee*                     9,950             None            19,750
K.S. Wu*                              2,183             None             4,366
Frederick W. Zuckerman*               9,950             None            19,900

------------------------
* Also serves or served as a director of one other investment company for which an affiliate of Daiwa International Capital Management Corp. and Daiwa Securities Trust Company, the Fund's investment manager and investment adviser, respectively, serves as investment manager or investment adviser.

+ Mr. Rembutsu and Dr. Markowitz, who are affiliated with the Investment Manager and Investment Adviser and are therefore "interested persons" of the Fund, do not receive any fee compensation from the Fund for their services as directors.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 5, 1997, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1997. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the meeting to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

 (3) APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO PERMIT THE FUND TO ENGAGE IN THE LENDING OF PORTFOLIO SECURITIES

    The Board of Directors of the Fund has unanimously approved and directed that there be submitted to the stockholders for their approval an amendment to the Fund's investment restrictions to permit the Fund to engage in the lending of portfolio securities. If approved by the stockholders, the Fund would be able, from time to time, to lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"). While the loan is outstanding, the Fund will be required to maintain collateral at all times in an amount equal to at least 100% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from those securities. Any cash collateral received by the Fund would be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund would retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and would have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans would be terminable at any time by either the Fund or the borrower. The Fund may be required to pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund might suffer time delays and incur costs or possible losses in connection with the Fund's disposition of the collateral.

    The Board of Directors believes that the proposed change is in the best interests of the Fund. Accordingly, the directors recommend that the stockholders vote to approve the proposed amendment to the Fund's investment restrictions.

    Currently, the Fund's investment restrictions state:

        "The Fund is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies."

    The text of the proposed amendment is as follows:

        "The Fund is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities AND THE LENDING OF PORTFOLIO SECURITIES consistent with its investment objectives and policies."

    Approval of the proposed amendment to the Fund's investment restrictions will require the affirmative vote of a majority of the Fund's outstanding shares of Common Stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both the abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment restrictions without change if this proposal is not approved by the stockholders.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S.$4,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 5, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1997.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 10, 1997

                 (This page has been left blank intentionally.)

THE JAPAN EQUITY FUND, INC.
C/O DAIWA SECURITIES TRUST COMPANY
ONE EVERTRUST PLAZA
JERSEY CITY, NEW JERSEY 07342
                         ------------------------------

                          THE JAPAN EQUITY FUND, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 5, 1997

    The undersigned stockholder of the Japan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1997, at 11:30 A.M., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS

1) The election of Katsunari Rembutsu and Martin J. Gruber as Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

2) The ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997.

3) The approval of an amendment to the Fund's investment restrictions to permit the Fund to lend portfolio securities.

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

                                     (over)

PROPOSALS (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.)

1)         / / FOR ALL nominees listed below         / / WITHHOLD AUTHORITY
           (EXCEPT AS MARKED TO THE CONTRARY BELOW)  TO VOTE FOR ALL NOMINEES LISTED
                                                     BELOW

Nominees:   Class I - Katsunari Rembutsu
                     Martin J. Gruber

(Instruction:   To withhold authority to  vote for any individual nominee, write that nominee's name in the space provided below.)
________________________________________________________________________________

      2)  / /  FOR                  / /  AGAINST                  / /  ABSTAIN

      3)  / /  FOR                  / /  AGAINST                  / /  ABSTAIN
                                           Dated: ________________________, 1997
                                           _____________________________________
                                           _____________________________________
                                           Signature(s) of Stockholder(s)

                                           Please   sign,   date   and    return
                                           promptly.   Signature(s)   should  be
                                           exactly as name or names appearing on
                                           this  proxy.  If   shares  are   held
                                           jointly,  each holder should sign. If
                                           signing is by attorney,
                                           administrator, trustee  or  guardian,
                                           please   give  full   title.  If  the
                                           shareholder  is  a  corporation,  the
                                           President  or a Vice President should
                                           sign  in   his  or   her  own   name,
                                           indicating  title. If the shareholder
                                           is a  partnership, a  partner  should
                                           sign   in  his   or  her   own  name,
                                           indicating  that  he  or  she  is   a
                                           "Partner."